DEBT	12 Months Ended
Dec. 31, 2014
DEBT [Abstract]
DEBT
3.
DEBT

Long-term Debt Long-term debt consisted of the following unsecured obligations at December 31:

(in thousands)	2014	2013
3.66% senior notes due November 2023	$75,000	$75,000
3.06% Euro-denominated senior notes due November 2023	46,270	52,566
4.47% senior notes due November 2018	25,000	25,000
4.14% senior notes due November 2017	25,000	25,000
4.91% senior notes due through May 2017	88,000	99,000
3.77% senior notes due November 2016	25,000	25,000
Term loan	98,750	—
Long-term revolving loan agreement	65,987	43,982
Various other notes	2,004	2,576
	451,011	348,124
Less current maturities	—	—
Total long-term debt	$451,011	$348,124

On October 24, 2014, the Company entered into a $450 million credit facility, consisting of a $350 million revolver and a $100 million term loan. The revolver will mature on October 24, 2019. Interest rates on borrowings under the revolver are at LIBOR plus a margin based on the Company’s leverage ratio. Currently, when fully drawn, the interest rate is at LIBOR plus 1.375% under the new agreement. The term loan bears interest at LIBOR plus 1.375% and has a final maturity date of October 24, 2019. The credit facility will be used to repay maturing debt and for general corporate purposes.

The borrowings under the long-term revolving loan agreement had an average interest rate of 1.54% for the years ended December 31, 2014 and 2013.

In April 2013, the Company entered into an agreement to issue $75 million and €38 million in ten-year, fixed-rate, senior notes at fixed coupon rates of 3.66% and 3.06%, respectively. These notes were issued in November 2013 and proceeds have been used to repay maturing notes and bank debt.

The aggregate amounts of contractual maturities on long-term debt each year for the five years subsequent to December 31, 2014, are as follows: 2015, $18.4 million; 2016, $43.8 million; 2017, $99.1 million; 2018, $35.0 million; and 2019, $133.5 million.

The Company has approximately $18.4 million of long-term debt that matures in 2015. It is the Company’s intention and ability to refinance these maturities under the long-term revolving loan agreement and accordingly, that maturing debt has been classified as long-term debt in the Consolidated Balance Sheet.

The Company has $277.7 million available under the revolving loan agreement and $41.8 million available under other lines of credit from several banks at December 31, 2014.

Substantially all of the senior loan agreements contain restrictions concerning interest coverage, borrowings, investments and tangible net worth amounts. The Company is in compliance with all of these restrictions at December 31, 2014. The following table summarizes the Company’s most restrictive loan covenants calculated in accordance with the applicable agreements as of December 31, 2014:

(dollars in thousands)	Actual	Required
Debt to EBITDA (Maximum)	1.74	3.50
Net Worth (Minimum)	$1,046,935	$625,000
Interest Coverage (Minimum)	8.64	2.0

The Company has stand-by and trade letters of credit outstanding of $6.3 million as of December 31, 2014 and 2013.

Short-term Borrowings The Company’s short-term borrowings consisted of the following items at December 31:

(in thousands)	2014	2013
Uncommitted loans	$14,086	$4,600
Loans of foreign subsidiaries	1,802	2,450
Total	$15,888	$7,050

The weighted average interest rates on short-term borrowings were 1.66% and 2.16% at December 31, 2014 and 2013, respectively.